UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2023

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NTLA	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On June 11, 2023, Intellia Therapeutics, Inc. (the “Company” or “Intellia”) issued a press release titled “Intellia Therapeutics Announces New Positive Clinical Data from Phase 1 Study of NTLA-2002, an Investigational In Vivo CRISPR Genome Editing Treatment for Hereditary Angioedema (HAE).” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Interim Clinical Data of NTLA-2002

On June 11, 2023, the Company announced updated interim results from the Phase 1 portion of the ongoing Phase 1/2 study of NTLA-2002, an in vivo, systemically administered CRISPR candidate being developed as a single-dose treatment for hereditary angioedema (“HAE”). The data were shared in a late-breaking presentation at the European Academy of Allergy and Clinical Immunology (“EAACI”) Hybrid Congress 2023, being held June 9-11 in Hamburg, Germany, and virtually. The data presented were from 10 adult patients with HAE in the Phase 1, dose-escalation portion of the study, with a data cut-off date of February 17, 2023. Single doses of 25 mg (n=3), 50 mg (n=4) and 75 mg (n=3) of NTLA-2002 were administered via intravenous infusion, and HAE attacks and plasma kallikrein protein levels were measured for each patient. The first analysis of HAE attack rates occurred at the end of the pre-specified 16-week primary observation period.

Monthly HAE Attack Rate Reduction from Baseline[1]
	25 mg (n=3)	50 mg (n=4)	75 mg (n=3)	All Patients (N=10)
Week 1-16	91%	97%	80%	89%
Week 5-16	89%	100%	87%	92%
On-study period[2]	95%	98%	93%	95%

[1]	Investigator confirmed HAE attack rate.
[2]	On-study period is defined as the time from the dosing of NTLA-2002 through the last assessment of HAE attacks as of the data cut-off date.

Across all patients, a 95% mean reduction in monthly attack rate was observed after a single dose of NTLA-2002 through the latest follow-up. The median duration of follow-up was 9.0 months (range of 5.6 - 14.1 months). The first three patients dosed in the study with the longest follow-up to date have experienced attack-free durations of approximately one year or longer. The three patients with the highest historic monthly HAE attack rates at the start of the study (16.8, 14.0 and 4.4 attacks per month, respectively) all became attack free by the end of the 16-week primary observation period and remained free of attacks through the latest follow-up. The longest attack-free duration in this patient group has been 11.5 months.

All nine patients who achieved greater than 60% plasma kallikrein reduction remain attack free since the 16-week observation period. There was one patient in the lowest 25 mg dose cohort who did not achieve the targeted 60% minimum kallikrein reduction post-NTLA-2002 administration. Following 12.3 months of being attack free, this patient reported a single, mild HAE attack after experiencing minor hand swelling precipitated by a sports injury. The event did not require any medical intervention or acute therapy. The patient has not experienced any subsequent HAE attacks following this event.

Six of the 10 patients were receiving long-term HAE prophylaxis medications prior to the administration of NTLA-2002. Subsequently, they were permitted to withdraw their medication at the investigator’s discretion. All six patients have discontinued their prophylactic therapy and have not experienced any subsequent HAE attacks.

Administration of NTLA-2002 led to dose-dependent, robust and durable reductions in plasma kallikrein. These deep reductions in plasma kallikrein continue to be sustained through the latest follow-up, as described below, which ranged from 24 to 48 weeks across all three dose cohorts.

Dose Level	Plasma Kallikrein Level Mean % Reduction from Baseline at Latest Follow-up
25 mg (n=3)	67% (Week 48)
50 mg (n=4)	84% (Week 24)
75 mg (n=3)	95% (Week 32)

At all three dose levels, NTLA-2002 has been well tolerated, and the majority of adverse events were mild in severity. Consistent with previously reported results, the most frequent adverse events were infusion-related reactions and fatigue, which were mostly Grade 1 and resolved within two days. There have been no dose-limiting toxicities, no serious adverse events and no adverse events of Grade 3 or higher observed to date. No clinically significant laboratory abnormalities were observed in any patient.

Forward Looking Statements.

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding Intellia’s beliefs and expectations regarding: its ability to conduct and complete clinical studies for NTLA-2002 for the treatment of hereditary angioedema (“HAE”); the safety, efficacy, success and advancement of its clinical program for NTLA-2002 for the treatment of HAE pursuant to its clinical trial applications and investigational new drug application, including the expected completion of enrollment for the Phase 2 portion of the Phase1/2 study for NTLA-2002 this year, the potential for NTLA-2002 to be a functional cure for people living with HAE, and the potential of NTLA-2002 to address the significant treatment burden that exists, despite currently available, chronically administered therapies.

Any forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that could cause actual results to differ materially and adversely from those set forth in or implied by any forward-looking statements. These risks, uncertainties and factors include, but are not limited to: risks related to the successful enrollment of patients in the Phase 1/2 study for NTLA-2002 for the treatment of HAE; risks related to Intellia’s ability to protect and maintain its intellectual property position; risks related to the authorization, initiation and conduct of studies and other development requirements, including manufacturing, for its in vivo and ex vivo product candidates, including NTLA-2002; the risk that any one or more of Intellia’s product candidates, including NTLA-2002, will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies, including for NTLA-2002, will not be predictive of future results in connection with future studies; and the risk that Intellia will not be able to demonstrate its platform’s modularity and replicate or apply results achieved in preclinical studies to develop additional product candidates, including to apply its proprietary CRISPR/Cas9 technology platform successfully to additional product candidates to treat other genetic diseases. For a discussion of these and other risks, uncertainties, and other important factors, any of which could cause Intellia’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K and quarterly report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties and other important factors in Intellia’s other filings with the SEC, including those contained or incorporated by reference. Any forward-looking statements represent Intellia’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Intellia explicitly disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated June 11, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date: June 12, 2023	By:	/s/ John M. Leonard
	Name:	John M. Leonard
	Title:	Chief Executive Officer and President